Exhibit (a)(1)(B)

Letter of Transmittal To Tender

Shares of Common Stock

of

RESOURCES CONNECTION, INC.

At a Purchase Price Not Greater than $16.00 per Share

Nor Less than $13.50 per Share

Pursuant to the Offer to Purchase Dated October 18, 2016

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT

12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, NOVEMBER 15, 2016, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE, AS MAY BE EXTENDED, THE “EXPIRATION TIME”) OR TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.    See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail:	If delivering by hand, express mail, courier, or other expedited service:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042 Fax: (718) 234-5001	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219 Fax: (718) 234-5001

Pursuant to the offer of Resources Connection, Inc. (“Resources”) to purchase up to 6,000,000 Shares, the undersigned encloses herewith and tenders the following certificate(s), if any, representing the Shares:

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attach additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Book Entry Shares Tendered

Total Shares

*  Need not be completed by book-entry stockholders.

**  Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being tendered hereby.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by American Stock Transfer & Trust Company, LLC (the “Depositary”). See Instruction 16.

1st:                  2nd:                 3rd:                 4th:                 5th:

If any certificate representing Shares has been lost or destroyed, you should promptly notify the Depositary at the address set forth on the back cover page of this Letter of Transmittal. See Instruction 13.

The undersigned represents that I (we) have full authority to tender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes on the following page) a check representing a cash payment for shares of common stock, par value $0.01 per share (the “Shares”), of Resources Connection, Inc. (“Resources”) tendered pursuant to this Letter of Transmittal, at a purchase price not greater than $16.00 per Share nor less than $13.50 per Share as indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in Resources’ Offer to Purchase dated October 18, 2016 (as may be amended or supplemented from time to time, the “Offer to Purchase”) and this Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”).

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON LLC, AT (866) 203-9357 OR VIA EMAIL AT RESOURCESCONNECTION@GEORGESON.COM.

This Letter of Transmittal is to be completed only if (i) certificates for Shares are being forwarded herewith, or (ii) a tender of book-entry Shares is being made to the account maintained by the Depositary at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to Section 3 of the Offer to Purchase, and the tender is not being made pursuant to an Agent’s Message (as defined in Instruction 2 below). Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering
Institution:

DTC Participant
Number:

Transaction Code
Number:

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

(See Instruction 5)

The undersigned is tendering shares as follows (Check only one box under (A) or (B) below):

A) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

By checking one of the following boxes below instead of the box in “SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER,” you are tendering Shares at the price checked. This election could result in none of your Shares being purchased if the Final Purchase Price selected by Resources for the Shares is less than the price checked below. If you wish to tender Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you wish to tender Shares. The same Shares cannot be tendered at more than one price, unless previously and validly withdrawn. See Sections 3 and 4 of the Offer to Purchase.

CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. IF NO BOX IS CHECKED, YOU WILL BE DEEMED TO HAVE MADE A TENDER UNDER “SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER” BELOW.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐	$13.50	☐	$14.40	☐	$15.30
☐	$13.60	☐	$14.50	☐	$15.40
☐	$13.70	☐	$14.60	☐	$15.50
☐	$13.80	☐	$14.70	☐	$15.60
☐	$13.90	☐	$14.80	☐	$15.70
☐	$14.00	☐	$14.90	☐	$15.80
☐	$14.10	☐	$15.00	☐	$15.90
☐	$14.20	☐	$15.10	☐	$16.00
☐	$14.30	☐	$15.20

B) SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER

☐	By checking this one box instead of one of the price boxes in “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER,” you are tendering Shares and are willing to accept the Final Purchase Price selected by Resources in accordance with the terms of the Offer. This action will maximize the chance of having Resources purchase your Shares pursuant to the Offer (subject to proration). Note that this election is deemed to be a tender of Shares at the minimum price under the Offer of $13.50 per Share and could cause the Final Purchase Price in the Offer to be lower for purposes of determining the Final Purchase Price in the Offer, and could result in the tendered Shares being purchased at the minimum price under the Offer of $13.50 per Share. See Section 3 of the Offer to Purchase.

CONDITIONAL TENDER

(See Instruction 14)

As described in Section 6 of the Offer to Purchase, a tendering stockholder may condition his or her tender of Shares upon Resources purchasing all or a specified minimum number of the Shares tendered. Unless at least the minimum number of Shares you indicate below is purchased by Resources pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. Stockholders should note that the treatment of the consideration they receive for tendered Shares as either (i) consideration received in a sale or exchange of tendered Shares or (ii) a distribution with respect to such Shares may be affected by the percentage of their total Shares that are purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. Stockholders are urged to consult with their own tax advisors before completing this section. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any stockholder tendering Shares. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased from me/us, if any are purchased from me/us, is: Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, Resources may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Shares and checked this box:

☐	The tendered Shares represent all Shares held by the undersigned.

ODD LOTS

(See Instruction 15)

As described in Section 1 of the Offer to Purchase, under certain conditions, holders of a total of fewer than 100 Shares may have their Shares tendered at or below the Final Purchase Price accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders or to beneficial or record holders of 100 or more Shares in the aggregate, even if these holders have separate accounts or certificates representing fewer than 100 Shares. Accordingly, this section is to be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on the date set forth on the signature page hereto, and who continues to own, beneficially or of record, as of the Expiration Time, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder and (ii) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering either (check one box):

☐	at the price per Share indicated above in “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER;” or

☐	at the Final Purchase Price, as the same will be determined by Resources in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER” above).

To American Stock Transfer & Trust Company, LLC,

The undersigned hereby tenders to Resources Connection, Inc., a Delaware corporation (“Resources”), the above-described shares of Resources’ common stock, par value $0.01 per share (the “Shares”), upon the terms and subject to the conditions set forth in Resources’ Offer to Purchase dated October 18, 2016 (as may be amended or supplemented from time to time, the “Offer to Purchase”) and this Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith and not validly withdrawn prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby (i) sells, assigns and transfers to, or upon the order of, Resources, all right, title and interest in and to all of the Shares being tendered hereby, (ii) waives any and all rights with respect to the Shares, (iii) releases and discharges Resources from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Shares and (iv) irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares with full power of substitution and resubstitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the full extent of the undersigned’s rights with respect to such Shares (x) to deliver certificates representing the tendered Shares (the “Certificates”), or transfer of ownership of such tendered Shares on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Resources, (y) to present such tendered Shares for cancellation and transfer on Resources’ books and (z) to receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Shares, all in accordance with the terms and subject to the conditions of the Offer (except that the Depositary will have no rights to, or control over, funds from Resources, except as agent for tendering stockholders, for the consideration payable pursuant to the Offer).

The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares and has full power and authority to tender, sell, assign and transfer the tendered Shares and, when the same are accepted for payment by Resources, Resources will acquire good, marketable and unencumbered title thereto, free and clear of all liens, security interests, restrictions, claims, encumbrances, and other obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right. In addition, the undersigned makes the representation and warranty to Resources set forth in Section 3 of the Offer to Purchase and understands that the tender of Shares made hereby constitutes an acceptance of the terms and conditions of the Offer (including if the Offer is extended or amended, the terms and conditions of such extension or amendment). The undersigned will, on request by the Depositary or Resources, execute and deliver any additional documents deemed by the Depositary or Resources to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other securities or rights), all in accordance with the terms of the Offer.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and the timely receipt by the Depositary of Certificates (or a timely confirmation of the book-entry transfer of the Shares into the Depositary’s account at the Book-Entry Transfer Facility), together with such additional documents as the Depositary may require.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY AGENT’S MESSAGE (SEE INSTRUCTION 2)). IF DELIVERY IS BY MAIL, IT IS

RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that it is a violation of Rule 14e-4 (“Rule 14e-4”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and at the end of the proration period or period during which Shares are accepted by lot (including any extensions of such period) such person has a “net long position” in (i) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tendering to Resources within the period specified in the Offer, or (ii) other securities issued by Resources immediately convertible into, exchangeable into or exercisable for Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exercise or exchange of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tendering to Resources within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to Resources that (i) such stockholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (ii) such tender of Shares complies with Rule 14e-4. Resource’s acceptance for payment of Shares tendered in the Offer will constitute a binding agreement between the tendering stockholder and Resources upon the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York.

IT IS UNDERSTOOD THAT RESOURCES IS NOT MAKING THE OFFER TO, AND WILL NOT ACCEPT ANY TENDERED SHARES FROM, STOCKHOLDERS IN ANY U.S. STATE WHERE IT WOULD BE ILLEGAL TO DO SO.

The undersigned understands that Resources will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (the “Final Purchase Price”), not greater than $16.00 nor less than $13.50 per Share, net to the seller in cash, less any applicable withholding taxes and without interest, that it will pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The Final Purchase Price will be the lowest purchase price, not greater than $16.00 nor less than $13.50 per Share, that will allow Resources to purchase up to 6,000,000 Shares, or a lower number of Shares depending on the number of Shares properly tendered and not properly withdrawn. Resources reserves the right, in its sole discretion, to increase or decrease the per Share purchase price, subject to applicable law. Resources may increase the number of Shares sought in the Offer and thereby increase the number of Shares accepted for payment in the Offer by up to 2% of the outstanding Shares without amending or extending the Offer (approximately 722,000 Shares, based on 36,101,867 Shares outstanding on October 12, 2016). All Shares acquired in the Offer will be acquired at the Final Purchase Price, including those Shares tendered at a price lower than the Final Purchase Price. Only Shares properly tendered at prices at or below the Final Purchase Price, and not properly withdrawn, will be purchased. However, because of the “odd lot” priority, proration and conditional tender provisions described in the Offer to Purchase, Resources may not purchase all of the Shares tendered at or below the Final Purchase Price if more than the number of Shares Resources is seeking are properly tendered and not properly withdrawn at the Final Purchase Price. Resources will return at its expense all Shares it does not purchase, including Shares tendered at prices greater than the Final Purchase Price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Time.

The undersigned understands that Resources expressly reserves the right, in its sole discretion and subject to applicable law, at any time and from time to time, and regardless of whether or not any of the events set forth in Section 7 of the Offer to Purchase shall have occurred or shall be deemed by Resources to have occurred, to extend the period of time the Offer is open and delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Depositary and making a public announcement of such extension. During any such extension, all Shares previously properly tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Shares. Resources also expressly reserves the right, in its sole discretion, to terminate the Offer and reject for payment and not pay for any Shares not theretofore accepted for payment or paid for, subject to applicable law, and to postpone payment for Shares, upon the occurrence of any of the conditions specified in Section 7, by giving oral or written notice of such termination or postponement to the Depositary and making a public announcement of such termination or postponement. Resources’ reservation of the right to delay payment for Shares that it has accepted for payment is limited by Rule 13e-4(f)(5) under the Exchange Act, which requires that Resources must pay the consideration offered or return the Shares tendered promptly after termination or withdrawal of the Offer.

In participating in the Offer, the undersigned acknowledges that: (i) the Offer is established voluntarily by Resources, it is discretionary in nature and it may be extended, modified, suspended or terminated by Resources as provided in the Offer to Purchase; (ii) the undersigned is voluntarily participating in the Offer; (iii) the future value of the Shares is unknown and cannot be predicted with certainty; (iv) the undersigned has received the Offer to Purchase and this Letter of Transmittal, as amended or supplemented; (v) any foreign exchange obligations triggered by the undersigned’s tender of Shares or the receipt of proceeds are solely the undersigned’s responsibility; and (vi) regardless of any action that Resources takes with respect to any or all income/capital gains tax, social security or insurance tax, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of Shares, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains the undersigned’s sole responsibility. In that regard, the undersigned authorizes any withholding agent to withhold all applicable Tax Items that such withholding agent, be it Resources, the Depositary or another withholding agent, is legally required to withhold. The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned’s personal data as described in this document by and among, as applicable, Resources, its subsidiaries, and third party administrators for the exclusive purpose of implementing, administering and managing the undersigned’s participation in the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Final Purchase Price in the name(s) of, and/or return any Certificates representing Shares not tendered or not purchased to, the registered owner(s) appearing in “Description of Shares Tendered” above. Similarly, unless otherwise indicated in “Special Delivery Instructions,” please mail the check for the Final Purchase Price and/or return any Certificates representing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing in “Description of Shares Tendered” above. In the event that both “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the Final Purchase Price and/or issue any Certificates representing Shares not tendered or not purchased (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message (as defined in Instruction 2) and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Resources has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Resources does not accept for payment any of the Shares so tendered.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7 and 8)

To be completed ONLY if Certificate(s) not tendered or not purchased and/or the check for the Final Purchase Price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above. A Signature Guarantee is required here.

Issue:      ☐  Check(s) and/or

               ☐  Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐ Credit Shares tendered by book-entry transfer that are not purchased to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)

To be completed ONLY if Certificate(s) not tendered or not purchased and/or the check for the Final Purchase Price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above. A Signature Guarantee is required here.

Deliver:      ☐  Check(s) and/or

                   ☐  Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only; see Instructions 1 and 6)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated:                    ,  2016

Place medallion guarantee in space below:

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:                     , 2016

This form must be signed by the registered holder(s) exactly as their name(s) appears in the box entitled “Description of Shares Tendered” above or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6. For information concerning signature guarantees, see Instruction 1.

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered and the holder(s) has not completed either of the boxes entitled “Special Delivery Instructions” or “Special Payment Instructions” above or (ii) the Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “Eligible Institution”).

If a Certificate is registered in the name of a person other than the person executing this Letter of Transmittal, or if payment is to be made, or Shares not purchased or tendered are to be issued, to a person other than the registered holder of the Certificate tendered, then the tendered Certificate must be endorsed or accompanied by an appropriate stock power signed exactly as the name of the registered holder appears on the Certificate, with the signature guaranteed by an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If you have any questions regarding the need for a signature guarantee, please contact the Information Agent, Georgeson LLC, at (866) 203-9357 or resourcesconnection@georgeson.com.

2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders only if (i) Certificates for Shares are being forwarded herewith, or (ii) a tender of book-entry Shares is being made to the account maintained by the Depositary at the Book-Entry Transfer Facility pursuant to Section 3 of the Offer to Purchase, and the tender is not being made pursuant to an Agent’s Message.

For a stockholder to properly tender Shares pursuant to the Offer: (x) the Certificates for the Shares or the confirmation of receipt of the Shares pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase, together with this Letter of Transmittal validly completed and duly executed, including any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer of Shares through the Book-Entry Transfer Facility, and (y) any other documents required by this Letter of Transmittal, must be received prior to the Expiration Time by the Depositary at its address set forth herein, or the guaranteed delivery procedure described in Instruction 17 below must be followed if book-entry transfer of the Shares cannot be effected prior to the Expiration Time. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the participant tendering Shares through the Book-Entry Transfer Facility that such participant has received, and agrees to be bound by, the terms of this Letter of Transmittal and that Resources may enforce such agreement against that participant.

Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Time. If Resources extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Time. Shares that have not previously been accepted by Resources for payment may be withdrawn at any time after 12:00 midnight, New York City time, on Wednesday, December 14, 2016. To withdraw tendered Shares, stockholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of its addresses set forth on the back cover of this Letter of Transmittal. Any notice of withdrawal must specify the name of the tendering stockholder, the number of Shares to be withdrawn, and the name of the registered holder of the Shares. In addition, if the Certificates for Shares to be withdrawn have been delivered to the Depositary, then, before the release of the Certificates, the tendering stockholder must also submit the serial numbers shown on the particular Certificates for Shares to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution). If Shares have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal must also specify the name and the number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and otherwise comply with the Book-Entry Transfer Facility’s procedures. Withdrawals may not be rescinded and any Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Shares are properly re-tendered prior to the Expiration Time by following the procedures described above.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders of Shares will be accepted. No fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY AGENT’S MESSAGE). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the Certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Applicable to Certificate Holders Only). If fewer than all of the Shares represented by any Certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the section captioned “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate section on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by Certificates delivered to the Depositary and all book-entry Shares held by the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which Shares are Being Tendered.

(A)	If you want to tender your Shares at a specific price within the $13.50 to $16.00 range, you must properly complete the pricing section entitled “Shares Tendered At Price Determined by Stockholder.” You must check ONLY ONE BOX in this section. If more than one box is checked, your Shares will not be validly tendered. If you want to tender portions of your Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you wish to tender Shares. However, the same Shares cannot be tendered at more than one price, unless previously and validly withdrawn as provided in Section 4 of the Offer to Purchase. See Section 3 of the Offer to Purchase.

(B)	By checking the box in “Shares Tendered At Price Determined Under The Offer” instead of one of the price boxes in “Shares Tendered At Price Determined by Stockholder,” you are tendering Shares and are willing to accept the Final Purchase Price determined by Resources in accordance with the terms of the Offer. This action will maximize the chance of having Resources purchase your Shares pursuant to the Offer (subject to proration). Note that this election is deemed to be a tender of Shares at the minimum price under the Offer of $13.50 per Share for purposes of determining the Final Purchase Price in the Offer, and could cause the Final Purchase Price in the Offer to be lower and could result in your Shares being purchased at the minimum price under the Offer of $13.50 per Share. See Section 3 of the Offer to Purchase.

ONLY ONE BOX UNDER (A) OR (B) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. IF NO BOX IS CHECKED, YOU WILL BE DEEMED TO HAVE MADE A TENDER UNDER “SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER.”

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change or alteration whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to Resources of his or her authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to, or Certificates representing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered owner(s), in which case the Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Certificates. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution. See Section 3 of the Offer to Purchase. Signature guarantees are also required if either the box in “Special Payment Instructions” or “Special Delivery Instructions” is completed.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the Certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

7. Stock Transfer Taxes. Resources will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

8. Special Issuance Instructions. If a check for the Final Purchase Price is to be issued, and/or Certificates representing Shares not tendered or not purchased are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box entitled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby, or by Agent’s Message in the case of a book-entry transfer through the Book-Entry Transfer Facility, may request that Shares not purchased be credited to an account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

9. Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted, the Final Purchase Price to be paid for Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares will be determined by Resources, in its sole discretion, and such determination will be final and binding on all parties. Resources may delegate power in whole or in part to the Depositary. Resources reserves the absolute right to reject any or all tenders of any Shares that Resources determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of Resources’ counsel, be unlawful. Resources reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. Resources also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Time, or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular stockholder (whether or not Resources waives similar defects or irregularities in the case of other stockholders), and Resources’ interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. In the event a condition is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing stockholder or waived by Resources. Resources will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Shares. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time Resources determines. None of Resources, the Dealer Manager, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

10. Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder tendering Shares in the Offer must (a) qualify for an exemption, as described below, or (b) provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9 included with this Letter of Transmittal and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the stockholder is exempt from backup withholding, (y) the stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the stockholder that such stockholder is no longer subject to backup withholding, and (iii) the stockholder is a U.S. person (including a U.S. resident alien). If a stockholder does not provide a correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 28%).

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, the stockholder may be eligible to obtain a refund upon timely filing an income tax return.

A tendering stockholder is required to give the Depositary the TIN of the record owner of the Shares being tendered. If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a stockholder has applied for a TIN or that such stockholder intends to apply for one soon. Notwithstanding that the stockholder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate (currently 28%) on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some stockholders are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt stockholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance. A Non-U.S. Holder (as defined below) should complete and sign the main signature form and IRS Form W-8BEN, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, or other applicable IRS Form W-8, in order to avoid backup withholding. See the instructions to the enclosed IRS Form W-9 for more instructions.

11. Withholding on Non-U.S. Holders. Even if a Non-U.S. Holder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or such holder’s agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. See Section 14 of the Offer to Purchase. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable Form W-8). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a distribution) or is otherwise able to establish that no tax or a reduced amount of tax is due.

For the purposes of this Instruction 11, a “Non-U.S. Holder” is any stockholder that for U.S. federal income tax purposes is not (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any State thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if it is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust, or it has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.

NON-U.S. HOLDERS MAY BE SUBJECT TO UNITED STATES WITHHOLDING TAX AT A 30% RATE ON THE SALE OF SHARES PURSUANT TO THE OFFER, EVEN IF NO SUCH WITHHOLDING WOULD APPLY IF THOSE SAME SHARES WERE SOLD ON THE OPEN MARKET. IN ADDITION, NON-U. S. HOLDERS MAY BE SUBJECT TO A 30% WITHHOLDING TAX ON THE SALE OF SHARES PURSUANT TO THE OFFER EVEN IF THE TRANSACTION IS NOT SUBJECT TO INCOME TAX. NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX WITHHOLDING RULES, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

Any payments made pursuant to the Offer, whether to U.S. or Non-U.S. Holders, that are treated as wages will be subject to applicable wage withholding (regardless of whether an IRS Form W-9 or applicable IRS Form W-8 is provided).

12. Requests for Assistance or Additional Copies. If you have questions or need assistance, you should contact the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at Resources’ expense.

13. Lost, Destroyed or Stolen Certificates. If any Certificate representing Shares has been lost, destroyed or stolen, you should promptly notify the Depositary at the toll free number (877) 248-6417. You will then be instructed by the Depositary as to the steps that you must take in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

14. Conditional Tenders. Under certain circumstances described in Section 1 of the Offer to Purchase and subject to the exception for stockholders with “Odd Lots,” if the Offer is over-subscribed, Resources will prorate the Shares purchased pursuant to the Offer. You may tender Shares subject to the condition that all or a specified minimum number of Shares be purchased by indicating in the box entitled “Conditional Tender.” It is your responsibility to calculate and appropriately indicate the minimum number of Shares that must be purchased from you if any are to be purchased from you. See Section 6 of the Offer to Purchase.

As discussed in Section 3 and Section 6 of the Offer to Purchase, proration may affect whether Resources accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration (because more than the number of Shares sought are properly tendered), the minimum number of Shares that you designate will not be purchased, Resources may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and checked the box so indicating in the section captioned “Conditional Tender” in this Letter of Transmittal. Upon selection by lot, if any, Resources will limit its purchase in each case to the designated minimum number of Shares.

If you are an odd lot holder and you tender all of your Shares, you cannot conditionally tender, because your Shares will not be subject to proration. All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” section is completed.

The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the stockholder, rather than a dividend distribution to the stockholder, for U.S. federal income tax purposes. It is your responsibility to calculate the minimum number of Shares that must be purchased from you in order for you to qualify for sale rather than distribution treatment. You are urged to consult your tax advisor. See Sections 6 and 14 of the Offer to Purchase.

15. Odd Lots. As described in Section 1 of the Offer to Purchase, if Resources is to purchase fewer than all Shares tendered before the Expiration Time and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered and not properly withdrawn by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of the holder’s Shares at or below the purchase price. This preference is not available for partial tenders or to beneficial or record holders of an aggregate of 100 or more Shares, even if these holders have separate accounts or Certificates representing fewer than 100 Shares. This preference will not be available unless the section captioned “Odd Lots” is completed.

16. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

17. Notice of Guaranteed Delivery. Stockholders who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S

MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, AND AN AGENT’S MESSAGE MUST BE RECEIVED BY THE DEPOSITARY, IN EACH CASE PRIOR TO THE EXPIRATION TIME.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to

certain entities, not individuals; see

instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-memberLLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

    Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number
–	–
or

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.	Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

Form 1099-INT (interest earned or paid)

Form 1099-DIV (dividends, including those from stocks or mutual funds)

Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

Form 1099-S (proceeds from real estate transactions)

Form 1099-K (merchant card and third party network transactions)

Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

Form 1099-C (canceled debt)

Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12/2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

An individual who is a U.S. citizen or U.S. resident alien;

A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

An estate (other than a foreign estate); or

A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

Generally, individuals (including sole proprietors) are not exempt from backup withholding.

Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

Protect your SSN,

Ensure your employer is protecting your SSN, and

Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer to Purchase is:

If delivering by mail:	If delivering by hand, express mail, courier, or other expedited service:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Toll-free (877) 248-6417

(718) 921-8317

Fax: (718) 234-5001

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase or this Letter of Transmittal should be directed to the Information Agent. The Information Agent will promptly furnish to stockholders additional copies of these materials at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, New York 10104

Call Toll-Free: (866) 203-9357

Email: resourcesconnection@georgeson.com

The Dealer Manager for the Offer is:

Lazard Frères & Co. LLC

30 Rockefeller Plaza

New York, New York 10020

Call: (212) 632-1979

Call Toll Free: (877) 364-0850